                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 1, 2003


                           BLUE RIVER BANCSHARES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


             Indiana                       0-24501                35-2016637
--------------------------------   ------------------------  -------------------
  (State or other jurisdiction     (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)

         29 East Washington Street
           Shelbyville, Indiana                                  46176
           --------------------                                ---------
 (Address of Principal Executive Offices)                       Zip Code

                                 (317) 398-9721
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a copy of Blue River Bancshares, Inc.'s (the "Company") press release announcing the Office of Thrift Supervision's lifting of the Company's and Shelby County Bank's "troubled condition" designation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         99.1     Press Release, dated October 1, 2003.




                                    * * * *




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BLUE RIVER BANCSHARES, INC.
                                  (Registrant)


Date: October 1, 2003                 By: /s/ Lawrence T. Toombs
                                          -------------------------------------
                                              Lawrence T. Toombs, President




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                                INDEX TO EXHIBITS


Exhibit No.         Description

99.1                Press Release, dated October 1, 2003






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